                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant /X/

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      J. B. HUNT TRANSPORT SERVICES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                     J. B. HUNT TRANSPORT SERVICES, INC.
                       615 J. B. HUNT CORPORATE DRIVE
                          LOWELL, ARKANSAS   72745


                        NOTICE AND PROXY STATEMENT FOR
                         ANNUAL STOCKHOLDERS' MEETING


                         ---------------------------


                    NOTICE OF ANNUAL STOCKHOLDERS' MEETING

                  TO BE HELD ON APRIL 17, 1997 AT 10:00 A.M.


     The Annual Meeting of Stockholders of J. B. Hunt Transport Services, Inc. (the "Company") will be held April 17, 1997 at 10:00 a.m. (CST) at the Company's headquarters, located at 615 J. B. Hunt Corporate Drive, Lowell, Arkansas for the following purposes:

     (1) To elect nine (9) directors and to fix the number of directors for the ensuing year at nine (9).

     (2) To ratify the appointment of KPMG Peat Marwick LLP as the Company's independent public accountants for the next fiscal year.

     (3) To transact such other business as may properly come before the meeting or any adjournments thereof.

     Only stockholders of record on February 28, 1997 will be entitled to vote at the meeting or any adjournments thereof. The stock transfer books will not be closed.

     A copy of the 1996 Annual Report to Stockholders is enclosed.

     All stockholders are cordially invited to attend the meeting in person. Whether or not you plan to be present, the Board of Directors requests that you promptly complete, sign, date and mail the enclosed proxy. If you attend the meeting, you may vote either in person or by your proxy.

                               By Order of the Board of Directors




                                         JOHNELLE D. HUNT
                                            Secretary


Lowell, Arkansas
March 7, 1997


--------------------------------------------------------------------------------

               YOUR VOTE IS IMPORTANT.   PLEASE DATE, SIGN AND RETURN
                              YOUR PROXY WITHOUT DELAY.

--------------------------------------------------------------------------------

                     J. B. HUNT TRANSPORT SERVICES, INC.

                       615 J. B. HUNT CORPORATE DRIVE
                          LOWELL, ARKANSAS  72745




                               PROXY STATEMENT
                                     FOR
                       ANNUAL MEETING OF STOCKHOLDERS
                                APRIL 17, 1997




                                 INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of J. B. Hunt Transport Services, Inc. (the "Company"). The Proxy Statement, Form of Proxy and 1996 Annual Report are being mailed to the stockholders on or about March 7, 1997. Proxies will be voted at the Annual Meeting of Stockholders of the Company ("Annual Meeting") to be held April 17, 1997 at 10:00 a.m. at the Company's headquarters, located at 615 J. B. Hunt Corporate Drive, Lowell, Arkansas; and at any and all adjournments thereof. The meeting will be held for the purposes set forth in the notice of such meeting on the cover page hereof. The telephone number of the Company is (501) 820-0000. A proxy, when executed and not revoked, will be voted in accordance with the authorization contained therein. Unless a stockholder specifies otherwise on the Form of Proxy, all shares represented thereby will be voted in favor of the proposals of the Board of Directors discussed herein.

                            REVOCATION OF PROXIES

     A Form of Proxy for use at the Annual Meeting is enclosed together with a return envelope. Any stockholder who executes and delivers his proxy has the right to revoke it at any time before it is exercised. Revocation of a proxy may be effected by filing a written statement with the Secretary of the Company revoking the proxy, by executing and delivering to the Company a subsequent proxy before the meeting, or by voting in person at the meeting.




                     OUTSTANDING STOCK AND VOTING RIGHTS

     The outstanding shares of stock of the Company as of February 28, 1997 total 36,481,274, all Common Stock, $.01 par value. At the meeting, each stockholder will be entitled to one vote, in person or by proxy, for each share of stock owned of record at the close of business on February 28, 1997. The stock transfer books of the Company will not be closed. With respect to the election of directors, each stockholder of the Company, or his proxy if one is appointed, has voting rights under the laws of the State of Arkansas. That is, each stockholder, or his proxy, may vote his shares for one director, or may distribute votes on the same principle among as many nominees as he may desire. A stockholder may also withhold authority to vote for any nominee (or nominees) by striking through the name (or names) of such nominees on the accompanying Form of Proxy.

                               METHOD OF VOTING

     An affirmative vote of a majority of the votes present, in person or by proxy, is required to pass each of the items listed on the proxy to be voted upon except for the election of directors or the ratification of auditors. The election of directors will be approved if each director nominee receives a plurality of the votes cast. Ratification of auditors will also require a plurality of the votes cast. All proxies submitted will be tabulated by First Chicago Trust Company of New York.

     With respect to the election of directors, a stockholder may withhold authority to vote for all nominees by checking the box "withheld" on the enclosed proxy or may withhold authority by crossing out the name of such nominee or nominees as indicated on the enclosed proxy. The enclosed proxy also provides a method for stockholders to abstain from voting on each other matter presented. By abstaining, shares will not be voted either for or against the subject proposals, but will be counted for quorum purposes. While there may be instances in which a stockholder may wish to abstain from voting on any particular matter, the Board of Directors encourages all stockholders to vote their shares in their best judgment and to participate in the voting process to the fullest extent possible.

     An abstention or a broker non-vote, i.e., when a stockholder does not grant his or her broker authority to vote his or her shares on non-routine matters, will have no effect on any item to be voted on at this meeting.

     On the date of mailing this Proxy Statement, the Board of Directors has no knowledge of any matter which will come before the Annual Meeting other than matters described herein. However, if any such matter is properly presented at the meeting, the proxy solicited hereby confers discretionary authority to the proxies to vote in their sole discretion with respect to such matters, as well as other matters incident to the conduct of the meeting.



                REPORT OF ACTION TAKEN AT PRIOR ANNUAL MEETING
                        OF STOCKHOLDERS ON MAY 9, 1996

     The 1996 Annual Meeting was held on May 9, 1996. At that meeting 95.485 percent of eligible shares were voted. The ten nominees for the Board of Directors were elected by a vote of 99.517 percent of the total shares voted. The Chairman's Stock Option Incentive Plan was approved by a vote of 87.877 percent of the shares voted.

      ---------------------------------------------------------------------

                                 PROPOSAL ONE
                             ELECTION OF DIRECTORS

      ---------------------------------------------------------------------


GENERAL

The Board of Directors has recommended to the stockholders that the number of directors which shall be authorized to manage the affairs of the Company for the ensuing year shall be nine (9). The Board of Directors has submitted the following slate of directors for election at the Annual Meeting.

J. B. HUNT                                                         DIRECTOR 1961
Age 70; Senior Chairman of the Board of Directors of the Company. Founder of the J. B. Hunt Company in 1961, he served as Chairman of the Board from 1982 until May 16, 1995. Mr. Hunt also serves as a director of the American Trucking Association Foundation, and the Texas Mexican Railway Company (a subsidiary of Transportacion Maritima Mexicana).

WAYNE GARRISON                                                     DIRECTOR 1981
Age 44; assumed the responsibilities of Chairman of the Board May 16, 1995.
Mr. Garrison joined the Company in 1976 as Plant Manager. He served the Company as Vice President of Finance in 1978, Executive Vice President in 1979, President in 1982, Chief Executive Officer in 1987 and Vice Chairman of the Board from 1986 to 1991.

JOHNELLE D. HUNT                                                   DIRECTOR 1993
Age 65; Secretary of the Company. She served as Credit Manager from 1962 to 1987, was elected Secretary-Treasurer in 1972 and served in that capacity until October 1988, at which time she was elected Secretary.

BRYAN HUNT                                                         DIRECTOR 1991
Age 38; joining the Company through its Management Training Program in 1983, he served as an outside marketing representative in 1984 and as the Director of Personnel from 1985 to 1987. He was appointed Vice Chairman of the Board in February 1988 and Assistant Secretary of the Company in October 1988. He served as Chief Operating Officer of the Van Division of J.B. Hunt Transport in 1995 and as Treasurer of the Company from June 9, 1996 until February 28, 1997. He acquired an automobile dealership and relinquished his active participation in the Company on February 28, 1997.

KIRK THOMPSON                                                      DIRECTOR 1985
Age 43; President and Chief Executive Officer of the Company. Mr. Thompson, a certified public accountant, joined the Company in 1973. Between 1978 and 1979 he was associated with KPMG Peat Marwick. Returning to the Company in 1979, he served as Vice President of Finance until 1984, Executive Vice President and Chief Financial Officer until 1985, President and Chief Operating Officer from 1986 until 1987 when he was elected President and Chief Executive Officer.

JOHN A. COOPER, JR.                                                DIRECTOR 1990
Age 58; Chairman of the Board of Cooper Communities, Inc. (a community development company). He also serves as a director on the Boards of Wal-Mart Stores, Inc. and Entergy Corporation.

GENE GEORGE                                                        DIRECTOR 1961
Age 74; Chairman of the Board of George's Inc. (an integrated poultry company). He also serves as a director for First National Bank of Springdale and the Northwest Medical Center.

THOMAS L. HARDEMAN                                         DIRECTOR OCTOBER 1994
Age 59; President of BTTB Investments, a private investment company. Retiring from United Parcel Service after 35 years, he served as Corporate Vice President from 1984 until his retirement in April 1994. He is the former Chairman of the Advisory Board for the Commercial Vehicle Safety Alliance, former board member of the Professional Truck Driver Institute of America, and served on the American Legislative Exchange Council and the State Government Affairs Council.

LLOYD E. PETERSON                                                  DIRECTOR 1990
Age 84; Chairman of Peterson Farms, Inc. (an integrated poultry company, poultry breeder and cattle farm operation). He also serves as Chairman of the Board for Decatur State Bank and Director Emeritus of Grand Federal Bank.

      Under the terms of the Company's articles and Arkansas law, the Board of Directors can fix or change the number of directors by up to 30% of the number of directors last approved by the stockholders. On December 31, 1996 Mr. Fred K. Darragh, Jr. announced his intention not to stand for reelection to the Board of the Company. Mr. Darragh's tenure on the Board dates from 1967 and his loyal service is greatly appreciated.

      Each of the foregoing nominees is currently serving as a director of the Company and each was elected at the last Annual Meeting. Johnelle Hunt is the wife of J. B. Hunt and Bryan Hunt is the son of J. B. and Johnelle Hunt. There are no other family relationships among the foregoing nominees.

      Under the bylaws of the Company, directors serve for a term to expire at the next Annual Meeting and until their successors shall have been elected and qualified.

      These nine (9) persons will be placed in nomination for election to the Board of Directors. The shares represented by the proxy cards returned will be voted "FOR" the election of these nominees unless you specify otherwise.



                               BOARD COMMITTEES

     The business of the Company is managed under the direction of the Board of Directors, which meets on a regularly scheduled basis during its fiscal year to review significant developments affecting the Company and to act on matters which require Board approval. Special meetings are also held when Board action is required on matters arising between regularly scheduled meetings. The Board of Directors met eight times during the 1996 fiscal year. During this period all members of the Board participated in at least 75% of all meetings including the Annual Meeting.

     The Board of Directors has established Executive, Audit and Compensation Committees to direct attention to specific subjects and to act on its behalf in discharging its responsibilities.

     EXECUTIVE COMMITTEE.  The Executive Committee is comprised of Messrs.
J. B. Hunt, Bryan Hunt, Garrison, George and Thompson. The Committee has broad power to act for and on behalf of the Board of Directors between the regularly scheduled meetings of the Board of Directors.

     AUDIT COMMITTEE. The Audit Committee, which met once during the year, is comprised of Johnelle Hunt (Chairman) and Messrs. Bryan Hunt and Peterson. The Committee's responsibilities are to oversee the Company's internal accounting controls, select independent auditors, review the annual audit plan with the independent auditors, review the annual report and results of the audit and, optionally, to provide a letter from the Chairman in the stockholder's annual report describing the Committee's responsibilities and activities.

     COMPENSATION COMMITTEE. The Compensation Committee, which met twice during the year, is comprised of Messrs. Cooper (Chairman), Darragh, and Hardeman. The Committee's responsibilities are to oversee and recommend to the Board of Directors all aspects of executive compensation and provide performance based compensation criteria designed to satisfy the definition of qualifying compensation for deductibility under Section 162(m) of the Internal Revenue Code. A report follows, prepared by the Compensation Committee, discussing the Company's policies towards executive compensation.

COMPENSATION OF DIRECTORS.   Outside directors of the Company were paid $3,000
for each board meeting attended, $1,000 for each committee meeting attended and $2,000 for each committee meeting chaired. Inside directors (who are also employees) were not compensated for meetings attended. In addition, each outside director was paid $15,000 in Company stock (or 710 shares on July 1, 1996) as an annual retainer.

The Company does not have a standing nominating committee. The Board nominates persons to stand for election as directors. The Board will consider suggestions for names of possible future nominees made in writing by stockholders and sent to the Secretary of the Company if they are received on or before December 31st of any year. Stockholders may, however, nominate and vote for any legally qualified person for election to the Board of Directors.


                              EXECUTIVE OFFICERS

The Company's executive officers are:

NAME                     AGE    POSITION WITH COMPANY
----                     ---    ---------------------

J. B. Hunt (1)           70     Senior Chairman of the Board; Director
Wayne Garrison (1)       44     Chairman of the Board; Director
Johnelle Hunt (1)        65     Secretary; Director
Kirk Thompson (1)        43     President and Chief Executive Officer; Director
Paul R. Bergant (2)      50     Executive Vice President, Marketing
Stephen L. Palmer (3)    42     Executive Vice President, Human Resources
                                 and Risk Management
Bob D. Ralston (4)       50     Executive Vice President, Maintenance
Jerry W. Walton (5)      50     Executive Vice President, Finance
                                 and Chief Financial Officer


(1)  See "Election of Directors" for information.
(2) Mr. Bergant joined the Company in 1978 as a staff ICC attorney. He was promoted to Executive Vice President of Marketing in 1985.
(3) Mr. Palmer joined the Company in 1980 as Fuel Coordinator. Working in the Human Resources Department since 1982, he has served the Company as Executive Vice President of Human Resources and Risk Management since 1988.
(4) Mr. Ralston joined the Company in 1978 as Shop Foreman. He has served as Executive Vice President of Maintenance since 1989.
(5) Mr. Walton joined the Company October 1, 1991 as Executive Vice President of Finance and Chief Financial Officer.


                   VOTING SECURITIES AND SECURITY OWNERSHIP
                   OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The authorized Common Stock of the Company consists of 100,000,000 shares, $.01 par value. As of the close of business on February 28, 1997 there were 36,481,274 shares outstanding held by 1,974 stockholders of record.

The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock by each director of the Company, by each person known to the Company to be, at February 28, 1997, the beneficial owner of more than five percent of the Company's Common Stock, by each named executive officer (Exhibits I, II and III), and by all officers and directors as a group.

                                               BENEFICIAL OWNERSHIP
                                               --------------------
DIRECTORS AND OFFICERS                       SHARES          PERCENT (9)
----------------------                       ------          -------

J. B. Hunt (1)                              14,322,381         39.3%
Wayne Garrison (2)                           1,739,219          4.8
Kirk Thompson (3)                              215,567          *
John A. Cooper, Jr.                              8,062          *
Gene George (4)                              1,171,076          3.2
Thomas L. Hardeman                               1,562          *
Bryan Hunt                                     261,742          *
Johnelle Hunt                                   24,333          *
Lloyd E. Peterson                            1,197,062          3.3
Jerry W. Walton (5)                             63,064          *

All executive officers and directors        19,300,890         53.0
as a group (13 persons) (6)

*Less than 1 percent

OTHER PRINCIPAL STOCKHOLDERS
-----------------------------

FMR Corp.  (7)                               4,596,000         12.6
82 Devonshire Street, Boston, MA

INVESCO PLC (8)                              1,986,625         5.5
11 Devonshire Square, London, England

(1) Mr. Hunt's address is 615 J. B. Hunt Corporate Drive, Lowell, Arkansas 72745. Includes 12,652,652 shares owned by Mr. Hunt in a family limited liability company.
(2)  Includes shares owned by immediate family.
(3) Includes options to purchase 36,600 shares exercisable as of February 28, 1997.
(4) Includes 730,989 shares owned by a limited partnership of which Mr. George is a partner and 440,087 shares owned by Mr. George in a family limited partnership.
(5) Includes 13,320 shares held in trusts in which Mr. Walton is designated as the trustee and options to purchase 3,600 shares exerciseable as of February 28, 1997.
(6) Includes options to purchase 53,600 shares exercisable as of February 28, 1997.
(7) Based on Schedule 13G filed by the indicated party. In said filing, beneficial ownership of such shares was disclaimed by FMR Corp. The amount and percentage of shares was reported by the company on February 14, 1997.
(8) Based on Schedule 13G filed by the indicated party. In said filing, beneficial ownership of such shares was disclaimed by INVESCO PLC. The amount and percentage of shares was reported by the company on February 14, 1997.
(9) The percentages are based upon 36,481,274 shares which equal the outstanding shares of the Company as of February 28, 1997.

                EXECUTIVE COMPENSATION AND OTHER INFORMATION

On June 24, 1992 the Securities and Exchange Commission ("SEC") published for public comment proposed new rules for executive compensation disclosure. These proposals are intended to provide stockholders a clear and concise presentation of the compensation paid to executive officers and to make clear the directors' reasoning in fundamental compensation decisions.

The following table shows all cash compensation paid or to be paid by the Company or any of its subsidiaries, as well as certain other compensation paid or accrued, during the fiscal years indicated, to the Senior Chairman, Chairman (as two of the four highest paid executives other than the Chief Executive Officer), the Chief Executive Officer, and the two highest paid officers of the Company for such period in all capacities in which they served.

EXHIBIT I

                           SUMMARY COMPENSATION TABLE

                                                                     LONG-TERM COMPENSATION
                                                                     ----------------------
                    ANNUAL COMPENSATION                            AWARDS              PAYOUTS
                    -------------------                            ------              -------
                                                 OTHER                    SECURITIES
                                                 ANNUAL     RESTRICTED    UNDERLYING              ALL OTHER
NAME AND                                         COMPEN-    STOCK         OPTIONS/      LTIP       COMPEN-
PRINCIPAL                            BONUS ($)   SATION     AWARD(S)      SARS (#)     PAYOUTS     SATION
POSITION          YEAR  SALARY ($)    (1)         ($)        ($)  (2)       (3)          ($)      ($)   (4)
-----------------------------------------------------------------------------------------------------------

J. B. Hunt        1996  $375,000    $       0  $53,171 (5)     N/A          N/A          N/A       $47,657
Sr. Chairman      1995   520,673            0     N/A          N/A          N/A          N/A        43,318
                  1994   750,000      133,125     N/A          N/A          N/A          N/A        36,867

Wayne Garrison    1996   375,000            0     N/A          N/A       2,500,000       N/A        10,942
Chairman          1995   229,327         N/A      N/A          N/A          N/A          N/A        12,240
                  1994     N/A           N/A      N/A          N/A          N/A          N/A          N/A

Kirk Thompson     1996   400,000            0     N/A          N/A          75,000       N/A        12,500
President and     1995   400,000            0     N/A          N/A         100,000       N/A        12,240
CEO               1994   400,000       71,000     N/A        144,500        33,000      54,844      11,828

Bryan Hunt        1996   260,000            0     N/A          N/A               0       N/A        12,500
Vice Chairman,    1995   260,000            0     N/A          N/A         100,000       N/A        12,240
Asst. Secretary   1994   227,690       39,937     N/A        105,450        16,000      12,500      11,828
and Treasurer

Jerry Walton      1996   250,000            0     N/A          N/A          10,000       N/A        10,687
Executive VP      1995   250,000            0     N/A          N/A          70,000       N/A        12,240
Finance and       1994   250,000       44,375     N/A         68,000        18,000       N/A        12,098
CFO

(1) There was no bonus earned for fiscal year 1996. All bonuses are reported in the year in which they are earned.

(2) No restricted stock awards were made in fiscal year 1996. The value of the restricted stock awards at the end of 1996 were $427,000, $100,660, and $95,200 for Messrs. Thompson, Hunt and Walton respectively. Such value is determined by the closing market price for the stock at the end of fiscal 1996. The number of restricted stock awards held by Messrs. Thompson, Hunt and Walton at the end of the last fiscal year were 30,500, 7,190 and 6,800 respectively. Shares vest over a four-year period in 10, 20, 30 and 40% increments. Dividends are payable on all shares.

(3) There were no stock appreciation rights ("SARs") granted to the above named executives by the Company.

(4) Includes contributions to Company retirement plans on behalf of each of the executives.

    Also included in other compensation:

    The Company advances premiums on life insurance policies on the lives of Mr. and Mrs. J.B. Hunt. The premium advances, plus accrued interest at market rates, were $4,630,263 as of December 31, 1996, and are a receivable to the Company from Mr. and Mrs. Hunt. During 1996 the Company paid premiums of $590,005 with respect to the life insurance policies of which Mr. Hunt's share, as reported by the insurance carriers, consisted of $36,715.

(5) Includes $46,221 for professional fees and $6,950 for personal use of the Company plane.

EXHIBIT II

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                 AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                  Value of
                                                   Number of     Unexercised
                                                  Unexercised    In-the-Money
                                                   Options at     Options at
                                                   FY-End (#)     FY-End ($)

Name and          Shares Acquired      Value      Exercisable/   Exercisable/
Position          on Exercise (#)   Realized ($)  Unexercisable  Unexercisable
------------------------------------------------------------------------------
J. B. Hunt             N/A               N/A             N/A          N/A
Sr. Chairman                                             N/A          N/A

Wayne Garrison           0                 0               0 E          0 E
Chairman                                           2,500,000 U          0 U

Kirk Thompson            0                 0          36,600 E          0 E
President and CEO                                    201,400 U          0 U

Bryan Hunt          17,060           $95,295               0 E          0 E
Vice Chairman,                                       127,650 U          0 U
Asst. Secretary
and Treasurer

Jerry Walton             0                 0           3,600 E          0 E
Executive VP                                          94,400 U          0 U
Finance and CFO

The above Exhibit reflects options only. The Company has no SARs at the present time.

EXHIBIT III

          OPTION GRANTS IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES

                Number of
               Securities   Percent                       Potential Realizable
               Underlying  of Total  Option                   Value ($)(1)
Name and         Options    Options   Price   Expiration  ---------------------
Position         Granted    Granted   ($/Sh)     Date         5%          10%
-------------------------------------------------------------------------------
J. B. Hunt         N/A        N/A       N/A       N/A           N/A         N/A
Sr. Chairman

Wayne Garrison       0          0         0         0             0           0
Chairman

Kirk Thompson   75,000      15.21%  $20.8125  7/18/07    $1,108,795  $2,892,599
President and
CEO

Bryan Hunt           0          0         0         0             0           0
Vice Chairman,
Asst. Secretary
and Treasurer

Jerry Walton    10,000       2.02   20.8125   7/18/07       147,839     385,680
Executive VP
Finance and CFO

The above Exhibit reflects options only. The Company has no SARs at the present time.

(1) The 5% and 10% assumed rates of appreciation are mandated by the rules of the SEC and are not an estimate or projection of future prices or appreciation of the Company's Common Stock or the actual future value of these options.

                  REPORT OF THE COMPENSATION COMMITTEE
                      AND THE BOARD OF DIRECTORS

     The Compensation Committee of the Board of Directors was comprised during calendar year 1996 of Messrs. Cooper, (Chairman) Darragh and Hardeman. In 1996 the Compensation Committee and the Board of Directors approved all executive officers' base compensation. The Compensation Committee met twice in 1996.

     In accordance with SEC rules designed to enhance disclosure of the Company's compensation, the following is a report submitted by the above-listed committee members in their capacity as the Board's Compensation Committee addressing the Company's compensation policy as it relates to the named officers for fiscal 1996 and performance based compensation for 1997.

     COMPENSATION POLICY. The goal of the Company's executive compensation policy is to ensure that an appropriate relationship exists between executive pay and the creation of stockholder value, while at the same time motivating and retaining key employees. To achieve this goal, the Company's executive compensation policies integrate annual base compensation with bonuses based upon corporate performance and individual initiatives and performance.

Measurement of corporate performance is primarily based on Company goals and industry performance levels. Accordingly, in years in which performance goals and industry levels are achieved or exceeded, executive compensation tends to be higher than in years in which performance is below expectations. Annual cash compensation, together with the payment of equity-based incentive, is designed to attract and retain qualified executives and ensure that such executives have a continuing stake in the long-term success of the Company. All executive officers and management, in general, are eligible for and do participate in incentive compensation plans.

     PERFORMANCE MEASURE. In evaluating annual executive compensation the Committee examines earnings per share (EPS), return on assets and equity, revenue growth, increased value to stockholders and return on sales. These factors are compared to corporate goals, prior performance and performance of the Company's peer group. While the Company is predominantly a truckload carrier, the Company believes performance should be compared with other major transportation companies.

     FISCAL 1996 COMPENSATION. For fiscal 1996, the Company's executive compensation program consisted of (i) base salary, (ii) performance based cash bonus, and (iii) Management Incentive Plan benefits.

     The peer group used for compensation decisions include some companies in the peer group selected for the performance graph. However, most of the companies used in the compensation process were top trucking and shipping companies and other top competitive, high performing companies which are leaders in their industries located in the Company's geographic area.

     As a group, the Company's executives base and total compensation generally falls within the range of the peer group.

     BASE SALARY. Executive base salaries were reviewed to determine if such salaries fall within the range of those persons holding comparably responsible positions at other companies. In reviewing base salaries national surveys prepared by third party consultants were utilized. The salary comparisons not only include the Company's peer group, but also include companies of similar size and complexity. Individual salaries are also based on other factors such as the individual's past performance and potential within the Company and the level and scope of responsibility.

     PERFORMANCE CASH BONUS. Performance cash bonuses are awarded quarterly to executives primarily based on the Company's return on sales. The amount of bonus paid is a percentage of the executive's salary. The bonus increases as a percentage of base salary as the Company's return on sales increases. No cash bonuses were paid to the executive group in calendar 1996.

     PERFORMANCE BASED MANAGEMENT INCENTIVE PLAN. On May 11, 1995, the stockholders approved the J. B. Hunt Transport Services, Inc. Amended Management Incentive Plan (the "Plan"). The Plan consolidates all of the existing plans for payment of incentive compensation. Under the Plan, the Committee, the Chairman of the Board or the Chief Executive Officer of the Company, if so delegated, has authority to grant benefits to participants. Participation in the Plan is restricted to officers, directors, employees and consultants of the Company.

Factors used in establishing the size of awards granted under the Plan were as follows:

     1. Level of responsibility of executive.
     2. Level of existing stock ownership of executive.

     3.  Increased revenue and earnings of the Company.
     4.  Return on equity and assets of the Company.
     5.  Executive's long-term potential with the Company.
     6.  Debt/equity ratio of the Company.
     7. Operating ratio of the divisions and the return on sales of the Company as a whole.

     These factors were used in subjectively determining the amount of the stock awards. The Compensation Committee approved all executive stock awards for 1996.

     The Plan allows the Compensation Committee, the Chairman of the Board, or the Chief Executive Officer to make awards in the form of restricted stock, money credits, share units, performance units, stock options or SARs to eligible Plan participants. Any stock options or awards to be granted under the Plan are restricted to shares previously authorized for that purpose, i.e., 5,000,000 shares of Company stock. Since the Plan incorporates the 1984 Stock Option Plan, all options issued under the 1984 Plan are deducted from the 5,000,000 share limit to determine the number of options or awards that may be issued. The Compensation Committee, or the Chairman of the Board or the Chief Executive Officer, as the case may be, is authorized to determine the amount, terms and conditions of any grant of incentive compensation under the Plan, subject to the plan limitations previously approved by the stockholders.

     Based on the above factors, the Company, approved by the Compensation Committee, granted 85,000 stock options at an exercise price of $20.8125 per
share to the top four executive officers in fiscal year 1996.   The options
vest over a period of ten years.

     SENIOR CHAIRMAN, CHAIRMAN AND CHIEF EXECUTIVE OFFICER COMPENSATION. On May 16, 1995, Mr. J. B. Hunt assumed the position of Senior Chairman. Wayne Garrison, a member of the Board of Directors and former President and Chief Executive Officer, assumed the position of Chairman. The Committee has tried to set base salary and overall compensation for Messrs. Hunt, Garrison and Thompson competitively with companies of similar size and aligned with companies which lead their respective industries. The goal is to reward these executives for corporate performance in line with the interests of the stockholders.

     Cash bonuses for Messrs. Hunt, Garrison and Thompson are determined by the previously mentioned formula relating bonuses to quarterly return on sales. As the return on sales criteria was not met, no cash bonuses were paid.

     In accordance with the Committee's policy of aligning executive interest with the interest of stockholders, Mr. Thompson was granted 75,000 options at $20.8125 which vest over a ten year period.

     Relating to long-term compensation, Mr. Hunt, the founder of the Company and substantial stockholder, has never been granted any stock under the Management Incentive Plan.

     Messrs. Hunt, Garrison and Thompson's cash compensation is comparable to the NASDAQ peer group and other peer groups.

     Additionally, Messrs. Hunt, Garrison and Thompson participate in the Company's retirement plan.

     1997 PERFORMANCE BASED COMPENSATION. For fiscal year 1997, the Company's previously established cash bonus program for the above named executives that is in direct correlation to return on sales remains in place at the date of this filing. As returns on sales increase, the cash bonuses increase.

     SUMMARY. The Committee has adopted the philosophy of the Company, i.e., that linking executive compensation to corporate performance results in aligning compensation with corporate goals and stockholder interests.

                                           1996 COMPENSATION COMMITTEE
                                           John A. Cooper, Jr., Chairman
                                           Fred K. Darragh, Jr.
                                           Thomas L. Hardeman


                               PERFORMANCE GRAPH

     The following graph presents a five year comparison of cumulative total returns for the Company, the S&P 500 composite index and NASDAQ Trucking Stocks (CRSP Transportation Index). The CRSP Transportation Index was prepared by the Center for Research in Security Prices and includes all NASDAQ traded trucking companies classified under SIC codes 4200-4299. A listing of the companies included in the CRSP Transportation Index is available upon request from the Company. The values on the graph show the relative performance of an investment of $100 made on December 31, 1991 in Company Common Stock and in each of the indices.

                  Comparison of Five Year Cumulative Total Return
                           J. B. Hunt, S&P 500, NASDAQ


                                    [CHART]


------------------------------------------------------------------------------
               12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
------------------------------------------------------------------------------
J. B. HUNT       100.0      117.3      118.4     78.4        87.2       73.7
------------------------------------------------------------------------------
S&P 500          100.0      107.7      118.2    119.8       164.8      203.2
------------------------------------------------------------------------------
NASDAQ           100.0      124.1      139.8    131.7       105.8      123.8
------------------------------------------------------------------------------

                                 PROPOSAL TWO
                   RATIFICATION OF APPOINTMENT OF AUDITORS


     The Board of Directors has selected KPMG Peat Marwick LLP ("Peat Marwick") as the principal independent public accountants for fiscal year 1997 and recommends that the stockholders vote for ratification of such appointment. Peat Marwick has been the principal accountant for the Company since 1982. Notwithstanding the selection, the Board, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year if the Board feels that such a change would be in the best interests of the Company and its stockholders.

     Representatives of Peat Marwick will be present at the stockholders' meeting and will have an opportunity to make a statement to the stockholders, if desired, and will be available to respond to appropriate questions from the stockholders.

     THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL.



           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Company's executive officers, directors and persons who own more than ten (10) percent of the Company's Common Stock are required to file under the Securities and Exchange Act of 1934 reports of ownership and changes of ownership with the SEC.

     Based solely on information provided to the Company by individual directors, executive officers and persons who own more than ten (10) percent of the Company's Common Stock, there was one late filing for Wayne Garrison.





                                   EXPENSES

     The expense of soliciting proxies, including the cost of preparing, assembling and mailing the material submitted herewith, will be paid by the Company. The Company will also reimburse brokerage firms, banks, trustees, nominees and other persons for the expense of forwarding proxy material to beneficial owners of shares held by them of record. Solicitations of proxies may be made personally or by telephone or telegraphic communications, by directors, officers and regular employees, who will not receive any additional compensation in respect of such solicitations.

                          PROPOSALS OF STOCKHOLDERS

     Proposals of stockholders intended to be presented at the 1998 Annual Meeting of Stockholders must be received by the Secretary of the Company no later than December 31, 1997 for inclusion in the 1998 Proxy Statement and Form of Proxy. To be so included, a proposal must also comply with all applicable provisions of Rule 14A under the Securities Exchange Act of 1934.

                                  GENERAL

     Proxies duly executed and returned by a stockholder, and not revoked prior to or at the meeting, will be voted in accordance with the instructions thereon.

     The management of the Company does not know of any business to be brought before the meeting other than described in this Proxy Statement, but it is intended that as to any such other business, a vote may be cast pursuant to the proxy in accordance with the judgment of the persons acting thereunder.

     STOCKHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY ENCLOSED IN THE ENVELOPE PROVIDED. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING, AND YOUR COOPERATION WILL BE APPRECIATED.

                                      By Order of the Board of Directors



                                                 JOHNELLE D. HUNT
                                                    Secretary

                       J.B. HUNT TRANSPORT SERVICES, INC.
              PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS FOR
                 ANNUAL MEETING OF STOCKHOLDERS, APRIL 17, 1997


PROXY
     The undersigned hereby constitute(s) and appoint(s) WAYNE GARRISON AND KIRK THOMPSON as Proxies, each with the power to appoint his substitute, and hereby authorizes the Proxies, or either of them, to represent and vote as designated on this proxy card all of the shares of common stock of J.B. HUNT TRANSPORT SERVICES, INC. held of record by the undersigned on February 28, 1997 at the Annual Meeting of Stockholders to be held on April 17, 1997, and any adjournment thereof.


     ELECTION OF DIRECTORS, NOMINEES:
     J.B. Hunt, Johnelle D. Hunt, Bryan Hunt, Kirk Thompson, John A. Cooper, Jr., Wayne Garrison, Gene George, Thomas L. Hardeman, Lloyd E. Peterson

     COMMENT/CHANGE OF ADDRESS:

     ____________________________________
     ____________________________________
     ____________________________________
     (IF YOU HAVE WRITTEN IN THE ABOVE SPACE, PLEASE MARK THE CORRESPONDING BOX ON THE REVERSE SIDE OF THIS CARD)

     You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The Proxy Committee cannot vote your shares unless you sign and return this card.

  X  PLEASE MARK YOUR VOTES AS IN THIS SAMPLE
-----

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, AND 3



                                    FOR      WITHHELD

1.   Election of Directors
     (See Reverse)                 ____        ____

     For, except vote withheld from the following nominee(s):

   ___________________________________________


                                             FOR      AGAINST   ABSTAIN

2.  To ratify the appointment of KPMG
     Peat Marwick as the principal
     independent public accountants for
     fiscal year 1997.                      ____       ____      ____


                                             FOR      AGAINST   ABSTAIN
3.   To consider and act upon such other
     business as may properly come before
     the meeting or any adjournments
     thereof.                               ____       ____      ____



     ______   CHANGE OF ADDRESS/COMMENTS ON REVERSE SIDE




SIGNATURE(S): _____________________________ DATE ______
NOTE: Please mark, sign, date and promptly return this proxy card in the enclosed envelope. Please sign exactly as your name(s) appear(s) above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof.